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                                                                    EXHIBIT 10i2

                        HOUSTON INDUSTRIES INCORPORATED
                            BENEFIT RESTORATION PLAN

                (As Amended and Restated Effective July 1, 1991)


                                First Amendment


                 Houston Industries Incorporated, a Texas corporation (the "Company"), having amended and restated the Houston Industries Incorporated Benefit Restoration Plan, effective July 1, 1991 (the "Plan"), and having reserved the right under Section 8 thereof to amend the Plan, does hereby amend the Plan, effective as of the dates specified herein as follows:

                 1. Paragraph 4 of the Plan is hereby amended, effective September 3, 1997, by adding the following to the end thereof:

         "If any Restoration Participant who has entered into a Severance Agreement, as defined in the Houston Industries Incorporated Executive Severance Benefits Plan, effective as of September 3, 1997, experiences a termination giving rise to a right to benefits under his Severance Agreement and complies with the conditions set forth in his Severance Agreement for the receipt of benefits thereunder, then such Restoration Participant's Retirement Plan Restoration Benefit under this section shall be calculated as if (a) the Restoration Participant were fully vested in the Retirement Plan and (b) the Restoration Participant had remained in the service of the Company or its Affiliates, as defined in his Severance Agreement, throughout the three-year period following the Change of Control, as defined in his Severance Agreement, or such other period as provided in the Restoration Participant's Severance Agreement."

                 2. Paragraph 5 of the Plan is hereby amended, effective September 3, 1997, by adding the following to the end thereof:

         "If any Supplemental Participant who has entered into a Severance Agreement with Company experiences a termination giving rise to a right to benefits under his Severance Agreement and complies with the conditions set forth in his Severance Agreement for the receipt of benefits thereunder, then such Supplemental Participant's Supplemental Retirement Benefit under this section shall be calculated as if (a) the Supplemental Participant were fully vested in the Retirement Plan and (b) the Supplemental Participant had remained in the service of the Company or its Affiliates, as defined in his Severance Agreement, throughout the three-year period following the Change of Control, as defined in his Severance Agreement, or such other period as provided in the Supplemental Participant's Severance Agreement."
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                 3.       Paragraph 11.c. of the Plan is hereby amended,
effective August 6, 1997, to read as follows:

                 "c.      'Company' shall mean Houston Industries Incorporated,
         any successor thereto, and/or any subsidiaries adopting the Plan with approval of the Board of Directors."

                 4. A new paragraph 14 shall be added to the Plan, effective October 1, 1997, which shall read as follows:

                 "14.     OPCO as Successor Employer.  Effective on or about
         October 1, 1997, STP Nuclear Operating Company, a Texas nonprofit corporation ("OPCO" herein), assumed the responsibilities of Houston Lighting & Power Company ("HL&P herein), a division of the Company, as project manager of the South Texas Project. In connection therewith, OPCO employed substantially all of the former employees of HL&P stationed at the South Texas Project who have been engaged in the operation and management of the South Texas Project as employees of HL&P ("OPCO Employees"). Section 8.6.4 of that certain South Texas Project Transition Agreement between the Company and the remaining owners of the South Texas Project, dated effective November 17, 1997, provides that OPCO shall assume any and all liabilities for providing benefits under this Plan to the former HL&P employees who became OPCO Employees. In furtherance thereof, the liabilities for benefits accrued under this Plan as of September 30, 1997 with respect to OPCO Employees have been transferred from the books and records of the Company to the books and records of OPCO. Accordingly, from and after October 1, 1997, the Company shall have no further obligation with respect to such benefits, if any, accrued under this Plan on behalf of OPCO Employees and the OPCO Employees shall look solely to the OPCO Plan and OPCO for the payment of such benefits."

                 IN WITNESS WHEREOF, Houston Industries Incorporated has caused these presents to be executed by its duly authorized officers in a number of copies, all of which shall constitute one and the same instrument, which may be sufficiently evidenced by any executed copy hereof, this 26th day of February, 1998, but effective as of the dates specified herein.

                                    HOUSTON INDUSTRIES INCORPORATED


                                    By  /s/ LEE W. HOGAN
                                      -----------------------------------
                                      Name:  Lee W. Hogan
                                           ------------------------------
                                      Title:  Executive Vice President
                                            -----------------------------

ATTEST:

/s/ RICHARD B. DAUPHIN
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Assistant Corporate Secretary





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